UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023

MASTEC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-08106	65-0829355
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 S. Douglas Road, 12th Floor

Coral Gables, Florida 33134

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (305) 599-1800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	MTZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2023, MasTec, Inc. (the “Company”) entered into an amended and restated employment agreement with George Pita (the “Pita Agreement”), which is effective as of April 1, 2023 (the “Effective Date”), relating to Mr. Pita’s continued provision of services to the Company following his previously reported retirement from his position as the Company’s Executive Vice President and Chief Financial Officer. The Pita Agreement amended and restated in its entirety Mr. Pita’s previous agreement with the Company, dated January 23, 2014, as amended on March 31, 2014 (the “Prior Agreement”). The Pita Agreement provides that Mr. Pita will be paid an annual base salary of $400,000 but that he will not be entitled to participate in the Company’s bonus plan for senior management, receive equity awards, nor be eligible for an annual performance bonus. All currently outstanding equity awards granted to Mr. Pita will continue to be subject to the terms and conditions set forth under the applicable award documents and the Company’s equity incentive plans, as in effect and as they may be amended from time to time. The Pita Agreement also contains confidentiality, non-competition and non-solicitation provisions, which are substantially identical to those contained in the Prior Agreement, except that the non- competition and non-solicitation provisions have been extended to the later of one year following Mr. Pita’s employment termination date and March 10, 2026.

The foregoing description of the Pita Agreement is only a summary and is qualified in its entirety by reference to the full text of the Pita Agreement, which will be filed as an exhibit to the Company’s next quarterly report on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTEC, INC.

Date: March 31, 2023	By:	/s/ Alberto de Cardenas
Alberto de Cardenas
Executive Vice President, General Counsel and Secretary

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